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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 31, 2004
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                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


      001-32264                                          06-1510312
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 (Commission File Number)                      (IRS Employer Identification No.)


     545 LONG WHARF DRIVE, 5TH FLOOR
             NEW HAVEN, CT                                  06511
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)






     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 31, 2004, DSL.net, Inc. (the "COMPANY") entered into definitive agreements with Laurus Master Funds, Ltd, a Cayman Islands corporation ("LAURUS"), pursuant to which the Company is selling convertible debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Company and Laurus have placed the transactions and funds into escrow pending the Company's procuring a waiver of certain rights of its senior lenders represented by Deutsche Bank Trust Company Americas, as administrative agent, and agreement from such senior lenders to subordinate their lien on trade accounts receivable of the Company to the lien granted to Laurus. The Company and Laurus are currently in negotiations with the Company's senior lenders in respect to the necessary waiver and subordination, however, there can be no assurance that the Company will receive such waiver and subordination, or that such waiver and subordination will be on terms acceptable to the Company and Laurus. In addition, the Company and Laurus must agree to release the funds from escrow before the escrow agent will disburse the escrowed funds to the Company.

The securities being sold to Laurus are a $4,250,000 Secured Convertible Minimum Borrowing Note (the "MB NOTE"), a $750,000 Secured Revolving Note (the "REVOLVING NOTE;" together with the MB Note, the "NOTES"), and a Common Stock Purchase Warrant (the "WARRANT") to purchase 1,143,000 shares of common stock of the Company, par value $.0005 per share (the "COMMON STOCK"). The Company's obligations under the Notes are secured by all of the trade accounts receivable of the Company.

The Notes mature on August 1, 2006. Annual interest on the Notes is equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2.0%), provided, that, such annual rate of interest may not be less than six percent (6%) or more than seven percent (7%), subject to certain downward adjustments resulting from certain increases in the market price of the Common Stock. Interest on the Notes is payable monthly in arrears on the first day of each month, commencing on October 1, 2004.

The initial fixed conversion price under the Notes is $0.28 per share. The fixed conversion price is subject to anti-dilution protection adjustments, on a weighted average basis, upon the Company's issuance of additional shares of Common Stock at a price that is less than the then current fixed conversion price. Subject to certain limitations, Laurus may, at any time, convert the outstanding indebtedness of each of the Notes into shares of Common Stock at the then applicable conversion price. Subject to certain trading volume and other limitations, the MB Note will automatically convert at the then applicable conversion price into shares of Common Stock if, at any time while an effective registration statement under the Securities Act for the resale of the Common Stock underlying the MB Note and Warrant is outstanding, the average closing price of the Common Stock for ten (10) consecutive trading days is at least $0.31, subject to certain adjustments. The Revolving Note is potentially convertible into more than $750,000 worth of Common Stock, depending upon the amount of aggregate borrowings by the Company under the Revolving Note and the amount of conversions by Laurus.

The Warrant grants Laurus the right to purchase up to 1,143,000 shares of Common Stock of the Company at an exercise price of $0.35 per share. The Company is also issuing a warrant to purchase 178,571 shares of Common Stock at an exercise price of $0.35 (the "TN WARRANT"), and a cash payment of $37,500, to TN Capital Equities, Inc., as compensation for TN Capital's serving as the placement agent that introduced the Company to, and facilitated negotiations with, Laurus. The Warrant and the TN Warrant each expire on August 31, 2009.

The Company is obligated to file a registration statement on Form S-3 (or if Form S-3 is not available another appropriate form) registering the resale of shares of the Company's Common Stock issuable upon conversion of the MB Note, exercise of the Warrant and exercise of the TN Warrant. If the registration statement is not timely filed, or declared effective within the timeframe described, or if the registration is suspended other than as permitted, in the registration rights agreement between the Company and Laurus, the Company is obligated to pay Laurus certain fees.

Under the American Stock Exchange rules, stockholder approval is required for any stock issuance transaction that could result in the issuance of a number of shares of Common Stock that is greater than 19.99% of the Company's outstanding common stock at less than the market price. Although the shares issuable upon conversion of the Notes are priced above the market price, the conversion price under the Notes is subject to weighted average anti-dilution protection adjustments that could result in the issuance of more than 19.99% of the outstanding shares of Common Stock of the Company at a price below market. The security agreement entered into by the Company and Laurus provides that if conversion of the Notes would result in the issuance of more than 19.99% of the outstanding shares of Common Stock of the Company and stockholder approval is required, the Company is required to solicit stockholder approval at its then next regularly scheduled stockholder meeting, but is not obligated to issue such shares until such stockholder approval is obtained.

To the knowledge of the Company, neither Laurus nor any of its affiliates maintains or has maintained in the past any affiliation with the Company or its officers, directors or affiliates.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                DSL.NET, INC.


Date     September 7, 2004                      By:  /s/ Robert J. DeSantis
                                                     --------------------------
                                                Name:  Robert J. DeSantis
                                                Title:  Chief Financial Officer